UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 19, 2007
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                   001-16197                  22-3537895
           (Commission File Number) (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                                 (908) 234-0700
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Other Events, Financial Statements and Exhibits


Item 8.01 Other Events.

On April 19, 2007, Peapack-Gladstone Financial Corporation disseminated a press release reporting the extension of a stock buyback program. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(C) Exhibits:



      99.1 Press release of Peapack-Gladstone Financial Corporation, dated April 19, 2007.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 19, 2007                   PEAPACK-GLADSTONE FINANCIAL CORPORATION




                                         By: /s/ Arthur F. Birmingham
                                             -----------------------------------
                                                 Arthur F. Birmingham
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Title
-----------       -----
99.1              Press Release of Peapack-Gladstone Financial Corporation dated
                  April 19, 2007



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